SHARE PURCHASE AGREEMENT
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Made and entered into this 29th day of June, 2000

BETWEEN
MR. ZOHAR GENDLER
Address: 10 Shkedim Street, Kiryat Biyalik 27041, Israel
                                                                  (The "SELLER")
AND
EUROTECH LTD.
Address: 1216 16th St., N.W., Washington D.C. 20036, USA
                                                                   (The "BUYER")

WHEREAS the Seller has an option to purchase twenty (20) ordinary shares in Rademate Ltd., a company which was duly registered under the laws of the State of Israel (the "COMPANY") from Technion Entrepreneurial Incubator Co. Ltd. ("TEIC"); and
WHEREAS TEIC is a shareholder and owner of one hundred (100) ordinary shares in the Company; and
WHEREAS the Buyer is a shareholder and owner of ordinary shares in the Company; and
WHEREAS the Buyer wishes to purchase 20 ordinary shares (hereinafter the "20 Shares") of the Company from Seller for the sum of US$30,000; and
WHEREAS the Seller wishes to sell the 20 Shares of the Company to Buyer for the sum of US$30,000; and
WHEREAS the Buyer is a major shareholder of the Company and therefore does not need or require any representations, warranties or additional information from the Seller regarding the Company; and

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1. The preamble and exhibits to this Agreement form an integral part hereof.

2.       TRANSFER AND PAYMENT
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         2.1 TRANSFER OF SHARES. Subject to and upon the terms and conditions of this Agreement, Seller shall exercise his option to purchase twenty (20) ordinary shares of the Company from TEIC and thereafter sell, transfer and assign to Buyer the 20 Shares of the Company and Buyer shall acquire all rights, title and interest of the Sellers in said 20 Shares. Both parties will sign a Deed of Transfer in a form identical to Exhibit A attached hereto and Seller will cause the registration of the transfer of the 20 Shares with the Registrar of Companies and the issuance of the share certificates to Buyer.
         2.2 In exchange for the sale to Buyer of the 20 Shares of the Company, the Buyer shall pay to Seller a total amount of US$30,000 (thirty thousand US dollars), no later than July 14, 2000. The said amounts will be transferred by the Buyer to the Israeli bank account of the Seller in United States Dollars.

3.       GOVERNING LAW & JURISDICTION
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         This Agreement shall be interpreted in accordance with, and governed in all aspects by the laws of the state of Israel and the competent courts in Haifa, shall have the exclusive jurisdiction over all disputes arising between the parties with respect to this Agreement, its implementation or interpretation.

4.       GENERAL
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         4.1 Both parties agree that this Agreement may be executed in several counterparts and all such counterparts together shall be deemed to be the original and will constitute but one and the same instrument. To remove any doubt, facsimile signature shall be deemed as an original for all purposes.
         4.2 The failure or delay of either party to require the performance of any term under this Agreement, or the waiver by either party of any breach under this Agreement, shall not prevent subsequent enforcement of such terms, nor be deemed a waiver of any subsequent or prolonged breach.
         4.3 Any notice sent by one party to the other by registered mail to the addresses heading the Agreement, or to addresses provided by one party to the other from time to time - will be deemed to have been delivered on the 7th business day after the day of mailing. Fax messages will be deemed to have been delivered one business day after transmission.

              IN WITNESS WHEREOF THE PARTIES HAVE SIGNED



/s/ Don V. Hahnfeldt
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SELLER                                          BUYER

EXHIBIT A
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SHARE TRANSFER DEED
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I, MR. ZOHAR GENDLER., Identification Number 057671885 of 10 Shkedim Street Kiryat Biyalik 27041 Israel, in consideration of the sum of US$30,000 (Thirty Thousand United States Dollars) paid to me by EUROTECH LTD. (hereinafter the "Buyer"), hereby transfer, assign and sell to the Buyer, 20 SHARES of par value
1.00 NIS each, of the company RADEMATE LTD., company registration number 51-260511-4, a company which was duly registered under the laws of the State of Israel, to be held by the Buyer, the Executors of his will, his estate managers, his representatives and assigns, in accordance with all the terms and conditions under which I held the shares at the time I signed this document.

And I, the Buyer, hereby agree to receive the aforementioned shares in accordance with the above mentioned terms and conditions.


IN WITNESS WHEREOF, WE HAVE SET OUR HANDS THIS June 29th, 2000 IN HAIFA,
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/s/ Don V. Hahnfeldt
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Seller's signature                              Buyer's signature



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Witnessed by                                    Witnessed by